Thrivent Variable Life Account I

Thrivent Variable Insurance Account A

TLIC Variable Insurance Account A

Thrivent Variable Annuity Account I

Thrivent Variable Annuity Account II

Thrivent Variable Annuity Account A

Thrivent Variable Annuity Account B

TLIC Variable Annuity Account A

Supplement to Prospectuses dated April 30, 2014

Effective immediately, the prospectuses for Contracts offered above will be amended to reflect the removal of DuPont Capital Management Corporation (“DuPont”) as a subadviser to the Thrivent Partner Worldwide Allocation Portfolio. As a result, all references in the prospectus to DuPont are hereby deleted.

The date of this Supplement is February 26, 2015.

Please include this Supplement with your Prospectus.

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